Exhibit 10.23

AMENDMENT TO THE SHAREHOLDERS AGREEMENT

This amendment to the shareholders’ agreement (“Agreement”) is executed on the 28th day of September, 2016 by and amongst:

1.	INTERNATIONAL FINANCE CORPORATION, an international organization established by the Articles of Agreement among its member countries including the Republic of India (“IFC”) of the First Part;

AND

2.	HELION VENTURE PARTNERS II, LLC, a company established under the laws of Mauritius, having its principal office at International Management (Mauritius) Ltd, Les Cascades Building, Edith Cavell Street, Port Louis, Mauritius (hereinafter referred to as “Helion” which expression shall mean and include the said company, its executors, assigns and successors- in-interest), of the Second Part;

AND

3.	FC VI INDIA VENTURE (MAURITIUS) LTD., a company established under the laws of Mauritius, having its principal office at International Financial Services Limited, IFS Court, 28 Cybercity, Ebene, Mauritius (hereinafter referred to as “FC” which expression shall mean and include the said company, its executors, assigns and successors- in-interest), of the Third Part;

AND

4.	DEG – DEUTSCHE INVESTITIONS –UND ENTWICKLUNGSGESELLSCHAFT MBH, a company established under the laws of Federal republic of Germany, having its office at Kammergasse 22, 50676-Cologne, Germany, (hereinafter referred to as “DEG” which expression shall mean and include the said company, its executors, assigns and successors- in-interest), of the Fourth Part;

AND

5.	SOCIÉTÉ DE PROMOTION ET DE PARTICIPATION POUR LA COOPÉRATION ÉCONOMIQUE S.A., a société anonyme having a share capital of Euros 693,079,200 registered with the RCS of Paris under the number 310 792 205, which registered office is at 151 rue Saint Honoré, 75001- PARIS (“Proparco”) of the Fifth Part;

AND

6.	IFC GIF INVESTMENT COMPANY I, a company established under the laws of Republic of Mauritius, having its principal office at C/o Cim Fund Services Ltd, 33 Edith Cavell Street, Port Louis, Mauritius (“GIF”), of the Sixth Part;

AND

7.	AZURE POWER GLOBAL LIMITED, a company established under the laws of Mauritius, having its principal office at c/o AAA Global Services Ltd, 1st Floor, The Exchange, 18 Cybercity, Ebene, Mauritius (hereinafter referred to as the “Company”, which expression shall mean and include the said company, its executors, assigns and successors – in – interest), of the Seventh Part;

AND

8.

MR. INDERPREET SINGH WADHWA (hereinafter referred to as “IW”), son of Mr. Harkanwal Singh Wadhwa residing at J-57, Third Floor, Saket, New Delhi 110 017, MR. HARKANWAL SINGH WADHWA (hereinafter referred to as “HW”), son of Late Mr. Manohar Singh Wadhwa, residing at C-2324 Ranjit Ave, Amritsar, Punjab, and IW GREEN

INC., a company incorporated under the laws of the United States and having its principal office at 341, Raven Circle, Wyoming, Zip Code 19934, Kent, United States of America (“IW Green”) (IW, HW and IW Green shall hereinafter collectively be referred to as the “Sponsors”, which expression shall mean and include their successors, legal heirs and permitted assigns), of the Eighth Part.

The Company, IFC, GIF, Helion, FC, DEG, Proparco and the Sponsors are individually referred to as “Party” and collectively referred to as the “Parties”.

WHEREAS:

(A)	The Parties along with Helion Venture Partners India II, LLC (Helion Partner) entered into a shareholders’ agreement on July 22, 2015 as amended by amendment agreement dated February 8, 2016, amendment agreement dated March 30, 2016, amendment agreement dated September 5, 2016 and amendment agreement dated September 20, 2016 (“Series I SHA Amendment”) (collectively referred to as the “APGL SHA”), in order to define their relationship as shareholders of the Company and certain other inter se rights and obligations. Helion Partner has transferred its entire shareholding in the Company to Helion on June 13, 2016.

(B)	The Company has entered into a subscription agreement dated September 19, 2016 (“GIF SSA”) with GIF and Sponsors, pursuant to which GIF intends to invest in the Company by subscribing to the Series I CCPS issued by the Company.

(C)	Based on further discussions between the Parties, the Parties are desirous to amend certain provision of the terms and conditions of Series I CCPS (set out in Schedule I of Series I SHA Amendment) that will be subscribed by GIF to the extent provided in this Agreement.

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties hereto agree as follows:

1.	DEFINITIONS AND INTERPRETATION

1.1.	Definitions

Unless otherwise defined in this Agreement, all capitalized terms used but not defined herein shall have the meanings assigned to them in the APGL SHA.

1.2.	Interpretation

Clause 1.2 to Clause 1.12 of the APGL SHA shall apply mutatis mutandis to this Agreement.

2.	RE-STATEMENT

This Agreement shall become effective and binding on the Parties on and from the date of execution of this Agreement. The amendments made by this Agreement shall form an integral part of the APGL SHA, and the APGL SHA shall be read and understood as amended by this Agreement.

3.	CONTINUING OBLIGATIONS

All the provisions of the APGL SHA shall, save as amended by this Agreement, continue to be in full force and effect.

4.	AMENDMENTS TO THE APGL SHA

4.1.	Paragraph 5.3 (i)(ii) and paragraph 5.3(i)(iii) of Schedule I of the Series I SHA Amendment shall be deleted and replaced by a new paragraph 5.3 (i)(ii) and paragraph 5.3(i)(iii), which shall read as follows:

“(ii)	In the event an IPO/QIPO occurs on or before 30th July 2017, the applicable conversion ratio of the Series I CCPS shall be adjusted such that the holders of Series I CCPS shall receive such number of Equity Shares that is greater of: (a) the number of Equity Shares which provide holders of Series I CCPS a USD return of 25% per annum on a cumulative basis on the Series I CCPS Issue Price from the date of subscription of Series I CCPS (“Subscription Date”) till the actual date of conversion of Series I CCPS; wherein, the calculation of return shall include any dividend paid before the date of conversion to the holders of Series I CCPS, and the valuation of Equity Shares in order to calculate a USD return of 25% per annum on a cumulative basis shall be based on the price at which Equity Shares are offered to investors in the IPO/QIPO; or (b) the number of Equity Shares which equals to a fraction, the numerator of which shall be the aggregate Subscription Price paid for the subscription of the Series I CCPS, and the denominator of which shall be 90% of the effective per share offer price in USD (as adjusted) of the Equity Shares offered to the public investors at the IPO/QIPO; or (c) the number of Equity Shares converted based on the Normal Conversion Factor.

(iii)	In the event an IPO/QIPO occurs after 30th July 2017, the applicable conversion ratio of the Series I CCPS shall be adjusted such that the holders of Series I CCPS shall receive such number of Equity Shares that is greater of: (a) the number of Equity Shares which provide holders of the Series I CCPS a USD return of 25% per annum on a cumulative basis on the Series I CCPS Issue Price for the period starting from the Subscription Date and ending on 30th July 2017 and a USD return of 18% per annum on a cumulative basis on the Series I CCPS Issue Price for the period commencing from 31st July 2017 and ending on the date of conversion; wherein, the calculation of return shall include any dividend paid before the date of conversion, and the valuation of Equity Shares to calculate the return to the holders of Series I CCPS shall be based on the price at which Equity Shares are offered to investors in the IPO/QIPO; or (b) the number of Equity Shares which equals to a fraction, the numerator of which shall be the aggregate Subscription Price paid for the subscription of the Series I CCPS, and the denominator of which shall be 90% of the effective per share offer price in USD (as adjusted) of the Equity Shares offered to the public investors at the IPO/QIPO; or (c) the number of Equity Shares converted based on the Normal Conversion Factor.”

4.2.	A new Schedule AA shall be added to the AGPL SHA and Schedule I of the Series I SHA Amendment shall be incorporated into the APGL SHA as Schedule AA of the AGPL SHA.

5.	REPRESENTATION AND WARRANTIES

5.1	Each of the Parties hereby severally represents and warrants that:

(a)	It has the power and authority to execute and deliver this Agreement and is not prohibited from entering into this Agreement;

(b)	This Agreement has been duly authorized by it, and upon such execution and delivery, will be a legal, valid and binding obligation enforceable in accordance with its terms; and

(c)	The execution and delivery of this Agreement by it and the promises, agreements or undertakings of it under this Agreement does not violate any Applicable Law or violate or contravene the provisions of or constitute a default under any documents, contracts, agreements or any other instruments which it has executed or which are applicable to it or in the case of the Company any of its Subsidiaries.

6.	MISCELLANEOUS

6.1	The provisions of Clause 22 (Confidentiality), Clause 23 (Governing Law and Arbitration), Clause 24 (Notices) and Clause 25 (Miscellaneous Provisions) of the APGL SHA shall apply mutatis mutandis to this Agreement, as if set out in this Agreement in full (except that any reference to “this Agreement” hereunder shall be construed as a reference to the “Agreement”).

(Signature pages follow)

IN WITNESS WHEREOF, the Party mentioned below has entered into this Agreement the day and year first above written.

SIGNED AND DELIVERED BY “MR. INDERPREET

SINGH WADHWA” /s/ Inderpreet Wadhwa

SIGNED AND DELIVERED BY “MR. HARKANWAL

SINGH WADHWA”

SIGNED AND DELIVERED BY “AZURE POWER GLOBAL LIMITED” BY THE HAND OF /s/ Inderpreet Wadhwa (the Authorised Signatory)

SIGNED AND DELIVERED BY “IW GREEN INC.” BY

THE HAND OF /s/ Inderpreet Wadhwa (the Authorised Signatory)

Signature page - Amendment to the Shareholders’ Agreement dated 28 September 2016 entered into between International Finance Corporation, Helion Venture Partners II, LLC, FC IV India Venture (Mauritius) Ltd., DEG – Deutsche Investitions –und Entwicklungsgesellschaft MBH, Société De Promotion Et De Participation Pour La Coopération Économique S.A., IFC GIF Investment Company I, Azure Power Global Limited, Mr. Inderpreet Singh Wadhwa, Harkanwal Singh Wadhwa and IW Green Inc.

IN WITNESS WHEREOF, the Party mentioned below has entered into this Agreement the day and year first above written:

SIGNED AND DELIVERED BY “HELION VENTURE PARTNERS II, LLC” BY THE HAND OF /s/ Authorised Signatory (the Authorised Signatory)

Signature page - Amendment to the Shareholders’ Agreement dated 28 September 2016 entered into between International Finance Corporation, Helion Venture Partners II, LLC, FC IV India Venture (Mauritius) Ltd., DEG – Deutsche Investitions –und Entwicklungsgesellschaft MBH, Société De Promotion Et De Participation Pour La Coopération Économique S.A., IFC GIF Investment Company I, Azure Power Global Limited, Mr. Inderpreet Singh Wadhwa, Harkanwal Singh Wadhwa and IW Green Inc.

IN WITNESS WHEREOF, the Party mentioned below has entered into this Agreement the day and year first above written:

SIGNED AND DELIVERED BY “FC VI INDIA VENTURE (MAURITIUS) LTD.” BY THE HAND OF /s/ Authorised Signatory (the Authorised Signatory)

Signature page - Amendment to the Shareholders’ Agreement dated 28 September 2016 entered into between International Finance Corporation, Helion Venture Partners II, LLC, FC IV India Venture (Mauritius) Ltd., DEG – Deutsche Investitions –und Entwicklungsgesellschaft MBH, Société De Promotion Et De Participation Pour La Coopération Économique S.A., IFC GIF Investment Company I, Azure Power Global Limited, Mr. Inderpreet Singh Wadhwa, Harkanwal Singh Wadhwa and IW Green Inc.

IN WITNESS WHEREOF, the Party mentioned below has entered into this Agreement the day and year first above written:

SIGNED AND DELIVERED BY “INTERNATIONAL FINANCE CORPORATION” BY THE HAND OF /s/ Authorised Signatory (the Authorised Signatory)

Signature page - Amendment to the Shareholders’ Agreement dated 28 September 2016 entered into between International Finance Corporation, Helion Venture Partners II, LLC, FC IV India Venture (Mauritius) Ltd., DEG – Deutsche Investitions –und Entwicklungsgesellschaft MBH, Société De Promotion Et De Participation Pour La Coopération Économique S.A., IFC GIF Investment Company I, Azure Power Global Limited, Mr. Inderpreet Singh Wadhwa, Harkanwal Singh Wadhwa and IW Green Inc.

IN WITNESS WHEREOF, the Party mentioned below has entered into this Agreement the day and year first above written:

SIGNED AND DELIVERED BY “IFC GIF INVESTMENT COMPANY I” BY THE HAND OF /s/ Authorised Signatory (the Authorised Signatory)

Signature page - Amendment to the Shareholders’ Agreement dated 28 September 2016 entered into between International Finance Corporation, Helion Venture Partners II, LLC, FC IV India Venture (Mauritius) Ltd., DEG – Deutsche Investitions –und Entwicklungsgesellschaft MBH, Société De Promotion Et De Participation Pour La Coopération Économique S.A., IFC GIF Investment Company I, Azure Power Global Limited, Mr. Inderpreet Singh Wadhwa, Harkanwal Singh Wadhwa and IW Green Inc.

IN WITNESS WHEREOF, the Party mentioned below has entered into this Agreement the day and year first above written:

SIGNED AND DELIVERED BY “SOCIÉTÉ DE PROMOTION ET DE PARTICIPATION POUR LA COOPÉRATION ÉCONOMIQUE S.A.” BY THE HAND OF /s/ Authorised Signatory (the Authorised Signatory)

Signature page - Amendment to the Shareholders’ Agreement dated 28 September 2016 entered into between International Finance Corporation, Helion Venture Partners II, LLC, FC IV India Venture (Mauritius) Ltd., DEG – Deutsche Investitions –und Entwicklungsgesellschaft MBH, Société De Promotion Et De Participation Pour La Coopération Économique S.A., IFC GIF Investment Company I, Azure Power Global Limited, Mr. Inderpreet Singh Wadhwa, Harkanwal Singh Wadhwa and IW Green Inc.

IN WITNESS WHEREOF, the Party mentioned below has entered into this Agreement the day and year first above written:

SIGNED AND DELIVERED BY “DEG – DEUTSCHE INVESTITIONS –UND ENTWICKLUNGSGESELLSCHAFT MBH” BY THE HAND OF /s/ Authorised Signatory (the Authorised Signatory)

Signature page - Amendment to the Shareholders’ Agreement dated 28 September 2016 entered into between International Finance Corporation, Helion Venture Partners II, LLC, FC IV India Venture (Mauritius) Ltd., DEG – Deutsche Investitions –und Entwicklungsgesellschaft MBH, Société De Promotion Et De Participation Pour La Coopération Économique S.A., IFC GIF Investment Company I, Azure Power Global Limited, Mr. Inderpreet Singh Wadhwa, Harkanwal Singh Wadhwa and IW Green Inc.

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